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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 20, 1999


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              000-18911                          81-0519541
       (Commission File Number)        IRS Employer Identification No.


                                   P.O. Box 27
                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 406-756-4200


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            Effective January 20, 1999, Glacier Bancorp, Inc. ("Glacier") completed its pending acquisition of Big Sky Western Bank. The acquisition was accomplished pursuant to a Plan and Agreement of Share Exchange, dated as of October 20, 1998, as amended November 25, 1998 (the "Agreement"). The Agreement was included as Appendix A to the Proxy Statement/Prospectus dated December 8, 1998, previously filed by Glacier as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS


       (a) Financial Statements - The requisite historical financial information will be filed, as applicable, and as soon as available, but no later than 60 days after this Report was required to be filed.

       (b) Pro forma Financial Information - The requisite pro forma financial information will be filed, as applicable, and soon as available, but no later than 60 days after this Report was required to be filed.

       (c)     Exhibits.


               (99.1) Press Release dated January 20, 1999 issued by Glacier to announce the completion of the Acquisition of Big Sky Western Bank.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: January 20, 1999


                                            GLACIER BANCORP, INC.



                                          By  /s/ Michael J. Blodnick
                                              ----------------------------------
                                              Michael J. Blodnick, President and
                                              Chief Executive Officer